Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
  AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of The New York Times Company (the "Company") for the fiscal year ended December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janet L. Robinson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 23, 2006

/s/ JANET L. ROBINSON Janet L. Robinson Chief Executive Officer